"Exhibit 99.1"



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Micron Enviro Systems, Inc. (the "Company"), on Form 10-QSB for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bernard McDougall, President of the Company, and I, Negar Towfigh, CFO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.   The Report duly complies with the requirements of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Bernard McDougall                                  /s/ Negar Towfigh
----------------------------                           ------------------------
Bernard McDougall, President                           Negar Towfigh, CFO
May 19, 2003                                           May 19, 2003